WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Broad Market Bond Fund
Wilmington Short/Intermediate-Term Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Growth Fund
Wilmington Large-Cap Value Fund
Wilmington Small-Cap Core Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund
(the “Funds”)
Supplement dated September 18, 2008
to the Statements of Additional Information
The information in this Supplement contains new and additional information beyond that in the Statements of Additional Information (“SAI”) for the Funds dated November 1, 2007, and should be read in conjunction with each Fund’s prospectus and related SAI.
The Board of Trustees of WT Mutual Fund (the “Trust”) has revised the Trust’s policy and procedures regarding the disclosure of securities holdings of the Funds (the “Policy”) in order to provide additional transparency of the Funds’ portfolio holdings in light of recent market events. The Policy has been revised to allow the officers of the Trust, in consultation with the Board of Trustees, to adjust the lag time between the public dissemination of a Fund’s schedule of investments (including posting such information on the Trust’s website) and the date of such schedule of investments.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE